THIS AGREEMENT BETWEEN                                  EXHIBIT 10.6

JBJ REALTY, 376 Fulton Street, Farmingdale, NY  11735                As Landlord
and LAKELAND INDUSTRIES, INC.,

As Tenant
WITNESSETH: The Landlord hereby leases to the Tenant the following premises:

      APPROXIMATELY 4362 S.F. OF SPACE KNOWN AS
      711-2 Koehler Avenue
      Ronkonkoma, New York 11779

For the term of ONE (1) YEAR WITH ONE (1) YEAR OPTION TO RENEW.

to commence from the FIRST day of July 2004 and to the end on the

LAST day of June, 2005

                        to be used and occupied only for

LIGHT INDUSTRIAL
upon the conditions and covenants following:

1st That the Tenant shall pay the annual rent of

      1ST YR.-FORTY FOUR THOUSAND SEVEN HUNDRED OLLARS AND 00/100($44,700.00) OPT.YR.-FORTY FIVE THOUSAND SIX HUNDRED OLLARS AND 00/100($45,600.00)

said rent to be paid in equal monthly payments in advance on the first day of each and every month during the term aforesaid, as follows:

1ST.YR.-THREE THOUSAND SEVEN HUNDRED TWENTY FIVE DOLLARS AND 00/100($3,725.00) OPT.YR.-THREE THOUSAND EIGHT HUNDRED DOLLARS AND OO/00($45,600.00)

2nd That the Tenant shall take Good care of the premises and shall, at the Tenant's own cost and expense make all repairs EXCEPT STRUCTURAL NOT TO EXCEED TEN (10%) OF ANNUAL LEASE PAYMENTS, BALANCE OF COST TO BE PAID BY LANDLORD.

3rd That the Tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments and of any and all their Departments and Bureaus applicable to said premises during said term; and shall also promptly comply with and execute all rules, order and regulations of the New York Board of Fire Underwriters, or any other similar body, at the Tenant's own cast and expense.

4th That the Tenant, successors, heirs, executors or administrators shall not assign this agreement, or underlet or under lease the premises, or any part thereof, or make any alterations on the premises, without the Landlords consent in writing; or occupy, or permit or suffer the same to be occupied for any business or purpose deemed disreputable or extra-hazardous on account of fire, under the penalty of damages and forfeiture, and in the event of a breach thereof, the term herein shall immediately cease and determine at the option of the Landlord as if it were the expiration of the original term.

5th Tenant must give Landlord prompt notice of fire, accident, damage or dangerous or defective condition. If the Premises can not be used because of fire or other casualty, Tenant is not required to pay rent for the time the Premises are unusable. If part of the Premises can not be used, Tenant must pay rent for the usable part. Landlord shall have the right to decide which part of the Premises is usable. Landlord need only repair the damaged structural parts of the Premises. Landlord is not required to repair or replace any equipment, fixtures, furnishings, or decorations unless originally installed by Landlord. Landlord is not responsible for delays due to settling insurance claims, obtaining estimates, labor and supply problems or any other cause not fully under Landlord's control.

      If the fire or other casualty is caused by an act or neglect of Tenant, Tenant's employees or invitees, or at the time of the fire or casualty Tenant is in default in any term of this Lease, then all repairs will be made at Tenant's expense and Tenant must pay the full rent with no adjustments. The cost of the repairs will be added rent.

      Landlord has the right to demolish or rebuild the Building if there is substantial damage by fire or other casualty. Landlord may cancel this Lease within 30 days after the substantial fire or casualty by giving Tenant notice of Landlord's intention to demolish or rebuild. The Lease will end 30 days after Landlord's cancellation notice to Tenant. Tenant must deliver the Premises to Landlord on or before the cancellation date in the notice and pay all rent due to date of the fire or casualty. If the Lease is cancelled Landlord is not required to repair the Premises or Building. The cancellation does not release Tenant of liability in connection with the fire or casualty. This Section is intended to replace the terms of New York Real Property Law Section 227.

6th The said Tenant agrees that the said Landlord and the Landlord's agents and other representatives shall have the right to enter into and upon said premises, or any part thereof, at all reasonable hours for the purpose of examining the same, or making such repairs or alterations therein as may be necessary for the safety and preservation thereof.

7th The Tenant also agrees to permit the Landlord or the Landlord's agents to show the premises to persons wishing to hire or purchase the same; and the Tenant further agrees that on and after the sixth month, next preceding the expiration of the term hereby granted, the Landlord or the Landlord's agents shall have the right to place notices on the front of said premises, or any part thereof offering the premises "To Let" or "For Sale", and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

8th That if the said premises, or any part thereof shall be deserted or become vacant during said term, or if any default be made in the payment of the said rent or any part thereof, or if any default be made in the performance of any of the covenants herein contained, the Landlord or representatives may re-enter the said premises by force, summary proceedings or otherwise, and remove all persons there from, without being liable to prosecution therefor, and the Tenant hereby expressly waives the service of any notice in writing of intention to re-enter, and the Tenant shall pay at the same time as the rent becomes payable under the terms hereof a sum equivalent to the rent reserved herein, and the Landlord may rent the premises on behalf of the Tenant, reserving the right to rent the premises for a longer period of time than fixed in the original lease without releasing the original Tenant from any liability, applying any moneys collected, first to the expense of resuming or obtaining possession, second to restoring the premises to a rentable condition, and then to the payment of the rent and all other charges due and to grow due to the Landlord, any surplus to be paid to the Tenant, who shall remain liable for any deficiency.

9th Landlord may replace at the expense of Tenant, any and all broken glass in and about the demised premises. Landlord may insure, and keep insured, all plate glass in the demised premises for and in the name of Landlord. Bills, for the premiums therefor shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from, and payable by Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rental. Damage and injury to the said premises, caused by the carelessness, negligence or improper conduct on the part of the said Tenant or the Tenant's agents or employees shall be repaired as speedily as possible by the Tenant at the Tenant's own cost and expense.

10th That the Tenant shall neither encumber nor obstruct the sidewalk in front of , entrance to, or halls and stairs of said premises, nor allow the same to be obstructed or encumbered in any manner.

11th The Tenant shall neither place, or cause or allow to be placed, any sign or signs of any kind whatsoever at, in or about the entrance to said premises or any other part of same, except in or at such place or places as may be indicated by the Landlord and consented to by the Landlord in writing. And in case the Landlord or the Landlord's representatives shall deem it necessary to remove any such sign or signs in order to paint the said premises or the building wherein same is situated or make any other repairs, alterations or improvements in or upon said premises or building or any part thereof, the Landlord shall have the right to do so, providing the same be removed and replaced at the Landlord's expense, whenever the said repairs alterations or improvements shall be completed.

12th That the Landlord is exempt from any and all liability for any damage or injury to person or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of said building or from any damage or injury resulting or arising from any other cause or happening whatsoever unless said damage or injury be caused by or be due to the negligence of the Landlord.

13th That if default be made in any of the covenants herein contained, then it shall be lawful for the said Landlord to re-enter the said premises, and the same to have again, re-possess and enjoy. The said Tenant hereby expressly waives the service of any notice in writing of intention to re-enter.

14th That this instrument shall not be a lien against said premises in respect to any mortgages that are now on or that hereafter may be placed against said premises, and that the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien of this lease, irrespective of the date of recording and the Tenant agrees to execute without cost, any such instrument which may be deemed necessary or desirable to further effect the subordination of this lease to any such mortgage or mortgages, and a refusal to execute such instrument shall entitle the Landlord, or the Landlord's assigns and legal representatives to the option of cancelling this lease without incurring any expense or damage and the term hereby granted is expressly limited accordingly.

15th The Tenant has ALREADY deposited with the Landlord the sum of $5089.88 as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord.

16th That the security deposited under this lease shall not be mortgaged, assigned or encumbered by EITHER PARTY without the written consent of the OTHER PARTY.

17th It is expressly understood and agreed that in case the demised premises shall be deserted or vacated, or if default be made in the payment of the rent or any part thereof as herein specified, or if, without the consent of the Landlord, the Tenant shall sell, assign or mortgage this lease or if default be made in the performance of any of the covenants and agreements in this lease contained on the part of the Tenant to be kept and performed, or if the Tenant shall fail to comply with any of the statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments or of any and all their Departments and Bureaus, applicable to said premises, or if the Tenant shall file or there be filed against Tenant a petition in bankruptcy or arrangement or Tenant be adjudicated a bankrupt or make an assignment for the benefit of creditors or take advantage of any insolvency act, the Landlord may, if the Landlord so elects, at any time thereafter terminate this lease and the term hereof, on giving to the Tenant five days notice in writing of the Landlord's intention so to do, and this lease and the term hereof shall expire and come to an end on the date fixed in such notice as if the said date were the date originally fixed in this lease for the expiration hereof. Such notice may be given by mail to the Tenant addressed to the demised premises.

18th Tenant shall pay to Landlord the rent or charge, which may, during the demised term, be assessed or imposed for the water used or consumed in or on the said premises, whether determined by meter or otherwise, as soon as and when the same may be assessed or imposed, and will also pay the expenses for the setting of a water meter in the said premises should the latter be required. Tenant shall pay Tenant's proportionate part of the sewer rent or charge imposed upon the building. All such rents or charges or expenses shall be paid as additional rent and shall be added to the next month's rent thereafter to become due.

19th That the Tenant will not nor will the Tenant permit under tenants or other persons to do anything in said premises, or bring anything into said premises, or permit anything to be brought into said premises or to be kept therein, which will in any way increase the rate of fire insurance on said demised premises, nor use the demised premises or any part thereof, nor suffer or permit their use for any business or purpose which would cause an increase in the rate of fire insurance on said building, and the Tenant agrees to pay on demand any such increase.

20th The failure of the Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that the Landlord may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. This instrument may not be changed, modified, discharged or terminated orally.

21st If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim against Landlord for the value of any unexpired term of said lease. No part of any award shall belong to the Tenant.

22nd If after default in payment of rent or violation of any other provision of this lease, or upon the expiration of this lease, the Tenant moves out or is dispossessed and fails to remove any trade fixtures or other property prior to such said default, removal, expiration of lease, or prior to the issuance of the final order or execution of the warrant, then and in that event, the said fixtures and property shall be deemed abandoned by the said Tenant and shall become the property of the Landlord.

23rd In the event that the relation of the Landlord and Tenant may cease or terminate by reason of the re-entry of the Landlord under the terms and covenants contained in this lease or by the ejectment of the Tenant by summary proceedings or otherwise, or after the abandonment of the premises by the Tenant, it is hereby agreed that the Tenant shall remain liable and shall pay in monthly payments the rent which accrues subsequent to the re-entry by the Landlord, and the Tenant expressly agrees to pay as damages for the breach of the covenants herein contained, the difference between the rent reserved and the rent collected and received, if any, by the Landlord during the remainder of the unexpired term, such difference or deficiency between the rent herein reserved ant the rent collected if any, shall become due and payable in monthly payments during the remainder of the unexpired term, as the amounts of such difference or deficiency shall from time to time be ascertained; and it is mutually agreed between Landlord and Tenant that the respective parties hereto shall and hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matters whatsoever arising out of or in any way connected with this lease, the Tenant's use or occupancy of said premises, and/or any claim of injury or damage.

24th The Tenant waives all rights to redeem under any law.

25th This lease and the obligation of Tenant to pay rent hereunder and perform all of the covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the condition of supply and demand which have been or are affected by war or other emergency.

26th No diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various "services," if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment or any such "service" shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement of diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

27th Landlord shall not be liable for failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy or because a prior Tenant or any other person is wrongfully holding over or is in wrongful possession, or for any other reason. The rent shall not commence until possession is given or is available, but the term herein shall not be extended.

SEE RIDERS ANNEXED HERETY AND MADE A PART HEREOF

      And the said Landlord doth covenant that the said Tenant on paying the said yearly rent, and performing the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid, provided however, that this covenant shall be conditioned upon the retention of title to the premises by the Landlord.

      And it is mutually understood and agreed that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

      In Witness Whereof, the parties have interchangeably set their hands and seals (or caused these presents to be signed by their proper corporate officers and caused their proper corporate seal to be hereto affixed) this 1st day of April, 2004

Signed, sealed and delivered
      In the presence of                JBJ REALTY As Landlord

                                        By: /s/ Peter Hofrichter, Agent
                                            ----------------------------
                                                Peter Hofrichter, Agent


                                        Lakeland Industries, Inc.

                                        By: /s/ Christopher J. Ryan
                                            ----------------------------
                                        Christopher J. Ryan, President

ACKNOWLEDGMENT IN NEW YORK STATE
State of  New York, Count of
On                          before me, the undersigned,
Personally appeared

Personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their signature(s) on the instruments, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


            ________________________________________________________________
            Signature and office of individual taking acknowledgment

                      ACKNOWLEDGMENT OUTSIDE NEW YORK STATE

State of                                County of
On                                      before me, the undersigned

Personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instruments, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual made such appearance before the undersigned


            ________________________________________________________________
            Signature and office of individual taking acknowledgment

ACKNOWLEDGMENT BY SUBSCRIBING WITNESS(ES)
State of
County of

On                          Before me, the  undersigned
Personally appeared

the subscribing witness(es) to the foregoing instrument, with whom I am personally acquainted, who, being by me duly sworn, did depose and say that he/she/they reside(s) in (if the place of residence is in a city, include the street and street number, if any thereof)

that he/she/they know(s)

to be the individual(s) described in and who executed the foregoing instruments; that said subscribing witness(es) was (were) present and saw said execute the same; and that said witness(es) at the same time subscribed his/her/their name(s) as a witness(es) thereto.

(_[]if taken outside New York State insert city or political subdivision and state or country or other place acknowledgment taken and that said subscribing witness(es) made such appearance before the undersigned in

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


____________________________________________________________
(signature and office of individual taking acknowledgement

LEASE

                  Dated _________________

In consideration of the letting of the premises within mentioned to the within named Tenant and the sum of $1.00 paid to the undersigned by the within named Landlord, the undersigned do hereby covenant and agree, to and with the Landlord and the Landlords legal representatives, that it default shall at any time be made by the said Tenant in the payment of the rent and the performance of the covenants contained in the within lease, on the Tenant's part to be paid an performed, that the undersigned will well and truly pay the said rent, or any arrears thereof, that may remain due unto the said Landlord, and also pay all damages that may arise in consequence of the non-performance of said covenants, or either of them, without requiring notice of any such default from the said Landlord. The undersigned hereby waives all right to trial by jury in any action or proceeding hereinafter by the Landlord, to which the undersigned may be a party.

In Witness Whereof, the undersigned has set hand and seal this    day of


WITNESS                                                          L.S
                                        ----------------------------

RIDERS TO BE ANNEXED TO AND MADE PART OF LEASE BETWEEN JBJ REALTY AS LANDLORD, AND LAKELAND INDUSTRIES, INC. AS TENANT. DATED 7/1/2004.

28th The Tenant agrees to keep in force and provide during the term of this lease for the benefit of the Landlord general liability policy of insurance in standard from protecting the Landlord against any liability whatsoever occasioned by accident in or about the demised premises, in which the Landlord shall be named as additional insured, and shall be protected against all liability occasioned by any occurrence insured against. Such policies shall cover and leased premises and shall provide for at least five days' notice to the Landlord before cancellation. A certification thereof shall be delivered to their Landlord. Said policies shall provide for the following minimum coverage's; $300,000.00 for injury or death of one person; $500,000.00 for injury or death arising out of one accident; and $25,000.00 for property damage. In the event the Tenant fails to effect such insurance, the Landlord may do so, and add the cost thereof to the rent for the month next ensuing, and the amount thereof shall be deemed to be, and shall be, paid as additional rent.

29th. If any mechanic's lien or liens shall be filed against the premises for work done or materials furnished to the Tenant, the Tenant shall within thirty days thereafter, and at its own cost and expense cause such lien or liens to be discharged by filing the bond or bonds required for that purpose by law. In the event the Tenant fails to have such liens discharged, the Landlord may do so at the Tenant's expense.

30th. All annexations to the freehold made or installed in such a manner that their removal would cause injury to the freehold shall be the property of the Landlord and may not be removed by the Tenant except that all trade fixtures shall be deemed the property of the Tenant, and may be removed by the Tenant provided that all injury to the freehold resulting therefrom shall be repaired at the expense of the Tenant.

31st. There are no representations, warranties, terms, or obligations other than those expressed in this agreement. No variation of this lease shall be valid unless in writing and signed by the party to be charged. Any holding over by the Tenant after the term of this lease shall be unlawful and in no manner constitute a renewal or extension of this lease agreement. In the event, however, Tenant does become a holdover, the use and occupancy charges shall be 125% of the last rental amount. In addition to the provisions of Paragraph 4. Tenant shall, before making any alterations, additions, installations, or improvements, obtain at its sole cost and expense all permits, approvals, and certificates required by any governmental or quasi-governmental authorities and upon completion of same, certificates of final approval thereof shall promptly deliver to the Landlord copies of all such permits, approvals, and certificates.

32nd. The Landlord shall not be liable for damage or injury to person or property unless written notice of any defect alleged to have caused such damage or injury shall have been given to the Landlord a sufficient time before such occurrence to have reasonable time to enable the Landlord to correct such defect. Nothing herein contained shall impose any additional obligation on the Landlord to make repairs. Should any additional construction be undertaken on the interior of the premises, Tenant must:

      a)    Obtain a Permit;

      b)    Obtain the permission and signature of the Landlord on application;
            and

      c) Supply Landlord with copy of plans, specifications, and Certificate of Compliance.

33rd. It is mutually covenanted that if the Landlord shall reasonably payor be compelled to pay any sum of money, or shall reasonably perform any act or be compelled to perform any act, which act shall require the payment of any sum of money be reason of the failure of the Tenant after thirty days' notice, to perform anyone or more of the covenants herein contained, the sum or sums shall, after the ten days' notice, in writing and demand, be added to the rent installment next due and shall be collectible in the same manner and with the same remedies as if originally reserved as rent hereunder. The failure to pay rent and to make payment pursuant to this paragraph shall be deemed a material default.


/s/ Peter Hofrichter, Agent             /s/ Christopher J. Ryan, President
JBJ REALTY                              LAKELAND INDUSTRIES,INC.
----------                              ------------------------
LANDLORD                                TENANT

RIDERS TO BE ANNEXED TO AND MADE PART OF LEASE BETWEEN JBJ REALTY AS LANDLORD, AND LAKELAND INDUSTRIES, INC. AS TENANT. DATED 7/1/2004.

34th. Notwithstanding any provisions of this Lease to the contrary, in the event of a breach or default by Landlord, its successors or assigns, of any of its obligations hereunder of any kind or nature whatsoever, or of any provisions of this Lease. Tenant shall look solely to the equity of the Landlord, its successors, or assigns in the demised premises or the building of which they are a part for the satisfaction of Tenant's remedies and no personal judgment shall be sought against the Landlord, its successors or assigns under the terms, covenants, conditions, warranties and obligations of this Lease shall in no event exceed the loss of its equity in the demised premises or the building of which they are a part.

35th. The Tenant agrees at its own cost and expense to pay for all electricity, telephone, gas, fuel, etc., consumed and used by it, it being the understanding and intention of the parties hereto that the Landlord rents, and the Tenant hires, the demised premises without any service of any kind whatsoever.

36th. Anything to the contrary herein notwithstanding, Tenant may assign this Lease as long as Tenant is not in default, and the Landlord shall not unreasonably withhold its consent to the assignment and/or sub-lease agreement upon the following conditions:

a) Each assignment and/or sublease of this lease shall be accompanied by an agreement, in writing, executed by the assignee for the benefit of the Landlord, wherein the assignee shall assume all the duties and obligations of the Tenant herein.

b) Said agreement executed by the assignee shall be deposited with the Landlord within five days of the making of the assignment.

c) The assignment and/or sub-lease of this lease agreement shall in no way operate to release the assignor security shall be required.

d) An additional security of 0 shall be deposited with the Landlord by the assignee to be held by the Landlord in accordance with the provisions of Paragraph "15" herein.

e) No further or additional assignments of this lease shall be made except upon compliance with, and subject to, the provisions of this paragraph, except that no further security shall be required.

37th. In the event the premium for the Landlord's policy of insurance covering fire and extended coverage with all of the usage and customary endorsements its increased over the basic rate for same as determined by the appropriate insurance underwriting organization as a result of Tenants use or occupancy of the premises, then Tenant shall pay such insurance as additional rent. Landlord shall provide Tenant with a copy of pertinent invoices for insurance, and Tenant shall reimburse Landlord. Failure to make such reimbursement shall be deemed a material default hereunder.

38th. The Tenant shall pay to the Landlord during each year of the term herein demised as and for additional rent hereunder the amount of any increase of the aggregate of all real estate taxes of every nature and description, including assessments, if any, levied against the demised premises and herein referred to as the basic taxes. The basic tax, as aforementioned, shall be the aggregate of all real estate taxes of each and every nature, including assessments levied against the demised premises after the completion of the building and constituting the first assessment predicated upon a completed building. The amount of any such increase shall be deemed additional rent and shall be paid by the Tenant to the Landlord not later than the first day of the calendar month occurring subsequent to the giving of notice to the Tenant of the amount of such increase, and the simultaneous exhibiting to the Tenant of a copy of a tax bill evidencing such increase. Such notice to be given by the Landlord to the Tenant may be given personally, or by certified mail, return receipt requested. The Tenant shall be responsible only for the payment of that portion of such increase, if any; as shall be applicable to that portion of the overall premises lease by Tenant. The base tax year will be July 1. 2004 through June 31. 2005. Any additional taxes over and above the base tax year shall be passed on to the Tenant according to their proportionate share.

39th. Notwithstanding the provisions of Paragraph 15, the Landlord shall have the right to deduct from the security deposit, if kept in an interest-bearing account, the sum equivalent to one percent (1 %) per annum of the security monies so deposited as administrative expenses. With regard to Tenant's security, this money shall be in lieu of all other administrative and custodial expenses.

40th. The parties herein acknowledge that No One is the broker which brought about this leasing agreement, and Commissions therefore shall be paid by the Landlord pursuant to separate agreement.


/s/ Peter Hofrichter, Agent             /s/ Christopher J. Ryan, President
JBJ REALTY                              LAKELAND INDUSTRIES,INC.
----------                              ------------------------
LANDLORD                                TENANT

RIDERS TO BE ANNEXED TO AND MADE PART OF LEASE BETWEEN JBJ REALTY AS LANDLORD, AND LAKELAND INDUSTRIES, INC. AS TENANT. DATED 7/1/2004.

41 st. In the event the summary proceeding is commenced by the Landlord or its successors and assigns, for non payment of rent during any part of the term hereunder; then the Landlord shall be entitled to costs and attorney's fees incurred during the summary proceeding as added rent in default and such costs and attorney's fees may be added to the amount demanded in any such summary proceeding. A summary proceeding shall be deemed to have been commenced hereunder upon service of a three-day Notice.

42nd. Landlord will put all cooling, heating, and plumbing systems in good working order for new Tenant. It is the responsibility of all tenants to maintain the systems in like condition and to provide service and maintenance for heating system. Minimal heat must be provided by Tenant at all times during the winter months. To prevent frozen pipes and heating damage. Should this not be done, any repairs necessary will be at the sole cost of the Tenant. Tenant shall pay for all electricity, gas, fuel, telephone, garbage disposal. Should the septic systems and/or pools become contaminated and in need of service, the Tenant responsible for such repair will be billed for the necessary repair. Should the source of the problems be of such indeterminate nature, other than faulty installation, all Tenants will be billed for the service in proportion with their occupancy of the building. Tenant shall be responsible for repair and maintenance of plate glass, overhead doors, plumbing, heating, and cooling systems.

43rd. If, during the term of the lease or Tenant's occupancy of the demised premise, Landlord or any predecessor in title to the premises of which the demised premises are a part is required to undertake the removal, clean-up, neutralization or any other affirmative act with respect to the presence of hazardous, toxic or dangerous materials or substances, whether of the Landlord's own choice or as the result of a directive or order from any governmental authority or court having jurisdiction, the Tenant specifically acknowledges and agrees that any such action shall not be a breach of the covenant of quiet enjoyment of the premises and further, the Tenant shall not be entitled to any diminution or abatement of rent in such event notwithstanding any other provisions of this lease to the contrary. Tenant further agrees to cooperate fully with the Landlord in connection with any such action. It is specifically understood and agreed that the Tenant will not contaminate the premises with any hazardous, toxic, or dangerous material or substance and nothing herein contained shall relieve the Tenant from any liability to the Landlord or any governmental authority as a result of any actions of the Tenant, its employees, agents, or invitee with respect to the causation of any such hazardous, dangerous, or toxic condition at the premises.

43-2. In the event the Landlord has reason to believe that the Tenant, or Tenant's employees or agents are in violation of any provision of this lease pertaining to the use or maintenance of Hazardous Substances or Hazardous Materials, the Landlord shall give written notice to the Tenant concerning the suspected issues of non-compliance. The Tenant shall respond in writing the Landlord's concerns within ten (10) days, and shall provide such other documents or information which the Landlord deems necessary to determine that the Tenant is in compliance with all the provisions in the leas involving Hazardous Substances or Hazardous Materials.

43-3. In the event the Tenant fails to provide the assurances required by this paragraph within the time specified, the Landlord and the Landlord's designated agent shall have the right to enter and inspect the premises to determine the Tenant's compliance with the provisions of the lease pertaining to Hazardous Substances and Hazardous Materials. The Landlord, in its sole discretion, shall also have the right to conduct an environmental audit of the leased premises for the purposes of establishing the Tenant's compliance with the provisions of this lease which involve Hazardous Substances or Materials. The cost of any such environments audit shall be borne by the Tenant.


/s/ Peter Hofrichter, Agent             /s/ Christopher J. Ryan, President
JBJ REALTY                              LAKELAND INDUSTRIES,INC.
----------                              ------------------------
LANDLORD                                TENANT

RIDERS TO BE ANNEXED TO AND MADE PART OF LEASE BETWEEN JBJ REALTY AS LANDLORD, AND LAKELAND INDUSTRIES, INC. AS TENANT. DATED 7/1/2004.

44 TH. Tenant agrees not to allow garbage or refuse to accumulate outside the building or grounds of the demised premises. Any violations regarding debris from the local municipality shall be made known to the Tenant and should the violation not be corrected in the given period of time, the Tenant will payment as rent, all fines and legal fees incurred.

45th. All rents are due and payable on the first day of the month. In the event of a default by the Tenant for non-payment of rent, and such default continues for a period of ten (10) days subsequent to the due date, there shall be added to the monthly rental then due and payable a sum designated as a late charge, which shall be equal to five (5) cents for each dollar of the monthly payment past due rent, shall become immediately due and payable with the succeeding month's rent. Should Tenant issue a check with insufficient funds, an additional twenty-five dollars and 001100 ($25.00) fee per check will be applied to the next month's invoice. If this occurs, Tenant will be expected to substitute cash or a certified check in person within a three- (3) day period.

45-2. Notwithstanding any provisions in the Lease permitting Tenant to cure any default within a specified period of time, if Tenant shall default(I) in the timely payments of rent or additional rent, and such default shall continue or be repeated for two consecutive months or for a total of four months in any period of twelve months or (ii) in the performance of any particular term, condition or covenant of this Lease more than two times in any period of six months, then, notwithstanding that such defaults shall have each been cured within the period after notice if any, as provided in this Lease. Any further similar default shall be deemed to be deliberate and Landlord thereafter may cancel or terminate this Lease as provided herein without according to Tenant an opportunity to cure such further default.

46th. The Tenant agrees to comply with the following rules and regulations and with such reasonable and additions thereto as the Landlord may hereafter from time to time make for the premises. The Landlord shall not be responsible for non-compliance by any other Tenant of any said rules and regulations, however, will request the non-complying Tenant to comply with all haste.

a) Tenant will not store materials, supplies, or equipment outside the premises.

b) Tenant will keep loading area/overhead door clean and unobstructed in order to allow for parking lot, lawn, and other maintenance.

c) Tenant will be responsible for any damage done to the building or parking lot area by trucks making deliveries for the Tenant's business.

d) Parking or storage of unregistered vehicles is expressly prohibited.

47th. Certificate of Insurance with owner named as co-insured must accompany this Lease in order for it to become valid. (See Paragraph 28)

48th. In conjunction with Lease signing, Tenant agrees to pay Landlord Two (2) month's security and one (1) month's rent in advance.

49th. In the event Tenant vacates the premises prior to the termination date of this Lease, the corporate officers or shareholders or the general partners executing this Lease on behalf of Tenant or such other guarantors who execute the guarantee at the end of this Rider personally guarantee the payment of all rent and additional rent that has accrued to the date the premises are vacated together with the costs of restoring the premises in accordance with the provisions of this Lease and Tenant's obligations under Paragraph 43 hereof.


/s/ Peter Hofrichter, Agent             /s/ Christopher J. Ryan, President
JBJ REALTY                              LAKELAND INDUSTRIES,INC.
----------                              ------------------------
LANDLORD                                TENANT

The provisions of Paragraphs 43 and 48 are hereby personally accepted and the Tenant's performance and payments thereof personally guaranteed.

                                                  N/A
                                                ---------
                                                GUARANTOR